UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2007

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 28, 2007, Navistar Financial Corporation, a Delaware corporation (the “Company”), entered into a First Amendment to the Amended and Restated Credit Agreement, dated as of July 1, 2005, by and among the Company, Arrendadora Financiera Navistar, S.A. de C.V., Organizacion Auxiliar del Credito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation, Navistar Comercial, S.A. de C.V., a Mexican corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

As of April 1, 2007, International Truck and Engine Corporation, and its related manufacturing subsidiaries and affiliates, and the Company entered into an Amended and Restated Master Intercompany Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	First Amendment to the Amended and Restated Credit Agreement, dated as of July 1, 2005, by and among Navistar Financial Corporation, a Delaware corporation, Arrendadora Financiera Navistar, S.A. de C.V., Organizacion Auxiliar del Credito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation, Navistar Comercial, S.A. de C.V., a Mexican corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

Exhibit 10.2	Amended and Restated Master Intercompany Agreement, as of April 1, 2007, by and between Navistar Financial Corporation and International Truck and Engine Corporation.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

\s\ John V. Mulvaney, Sr.
By:	John V. Mulvaney, Sr.
Its:	Vice President, Chief Financial Officer and Treasurer

Date: March 28, 2007

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	First Amendment to the Amended and Restated Credit Agreement, dated as of July 1, 2005, by and among Navistar Financial Corporation, a Delaware corporation, Arrendadora Financiera Navistar, S.A. de C.V., Organizacion Auxiliar del Credito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation, Navistar Comercial, S.A. de C.V., a Mexican corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

Exhibit 10.2	Amended and Restated Master Intercompany Agreement, as of April 1, 2007, by and between Navistar Financial Corporation and International Truck and Engine Corporation.